EXHIBIT [ ]






                   J.P. MORGAN INDEX FUNDING COMPANY, LLC

                      J.P. MORGAN & CO. INCORPORATED


                            Preferred Securities


                            --------------------


                           Underwriting Agreement


                                                                      , 199


To the Underwriters
to be named in the applicable
Pricing Agreement
supplemental hereto

Ladies and Gentlemen:

          From time to time J.P. Morgan Index Funding Company, LLC, a limited liability company formed under the laws of Delaware (the "Company"), and J.P. Morgan & Co. Incorporated, a Delaware corporation ("J.P. Morgan"), as guarantor and provider of certain backup obligations, propose to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine and subject to the terms and conditions stated herein and therein, pursuant to which the Company will issue to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) its Preferred Limited Liability Company Interests (the "Preferred Securities"), in one or more series, guaranteed by J.P. Morgan to the extent set forth in the prospectus and registration statement described herein and to sell such Preferred Securities (with respect to such Pricing Agreement, the "Firm Designated Preferred Securities"). If specified in such Pricing Agreement, the Company may grant to the Underwriters the right to purchase at their election an additional number of Preferred Securities, specified in such Pricing Agreement as provided in Section 3 hereof (the "Optional Designated Preferred

Securities"). The Firm Designated Preferred Securities and any Optional Designated Preferred Securities are collectively called the "Designated Preferred Securities".

          The terms and rights of any particular issuance of Designated Preferred Securities shall be as specified in the Pricing Agreement relating thereto (to the extent not set forth in the registration statement or prospectus with respect thereto) and in or pursuant to the resolution or resolutions adopted by J.P. Morgan and J.P. Morgan Ventures Corporation, in their capacity as the members (the "Managing Members") of the Company that hold all the Common Limited Liability Company Interests (the "Common Securities"). The Company will loan the proceeds of the offering of the Designated Preferred Securities to Morgan Guaranty Trust Company of New York ("Morgan Guaranty"), such loan to be evidenced by a note (the "Senior Note") to be issued by Morgan Guaranty to the Company.

          1. Particular sales of Designated Preferred Securities may be made from time to time to the Underwriters of such Designated Preferred Securities, for whom the firms designated as representatives of the Underwriters of such Designated Preferred Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. Except as incorporated by reference into a Pricing Agreement, this Underwriting Agreement shall not be construed as an obligation of the Company to issue any Preferred Securities or sell any Preferred Securities or as an obligation of any of the Underwriters to purchase any of the Preferred Securities. The obligation of the Company to issue any Preferred Securities and to sell any Preferred Securities and the obligation of any of the Underwriters to purchase any of the Preferred Securities shall be evidenced by the Pricing Agreement with respect to the Designated Preferred Securities specified therein.

          Each Pricing Agreement shall specify, among other things, the number of Firm Designated Preferred Securities, the maximum number of Optional Designated Preferred Securities, if any, the initial public offering price of such Firm and Optional Designated Preferred Securities or the manner of determining such price, the purchase price to the Underwriters of such Designated Preferred Securities, the amount of any compensation to be paid to the Underwriters by J.P. Morgan for their services thereunder ("Underwriters' Compensation"), the names of the Underwriters of such Designated Preferred Securities, the names of the Representatives of such Underwriters, the number of such Designated Preferred Securities to be purchased by each Underwriter and the commission, if any, payable to the Underwriters with respect thereto and shall set forth the date, time and manner of delivery of such Firm and Optional Preferred Securities and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the registration statement or prospectus with respect thereto) the terms of such Designated Preferred Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts) and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

          2. Each of the Company and J.P. Morgan, jointly and severally, represents and warrants to, and agrees with, each of the Underwriters that:

          (a) A registration statement in respect of the Preferred Securities has been filed with, or mailed for filing to, the Securities and Exchange Commission (the "Commission"); such registration statement and any post-effective amendments thereto, each in the form heretofore delivered or to be delivered to the Representatives (with exhibits thereto) for delivery to each of the other Underwriters (without exhibits thereto), have been declared effective by the Commission in such form; no other document with respect to such registration statement or document incorporated by reference therein has been filed or transmitted for filing with the Commission prior to the effective date of the registration statement; and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Company or J.P. Morgan, threatened by the Commission. Any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act"), is hereinafter collectively called a "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto and the information, if any, deemed to be part of such registration statement at the time of effectiveness pursuant to Rule 430A under the Act, but excluding Form T-1, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the "Registration Statement"; the prospectus relating to the Preferred Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement is hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed with the Commission after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of J.P. Morgan filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Preferred Securities in the form in which it is first filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing.

          (b) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act, and the rules and regulations of the Commission thereunder do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of the Prospectus, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company or J.P. Morgan by an Underwriter of Designated Preferred Securities through the Representatives for use in the Prospectus as amended or supplemented relating to such Designated Preferred Securities.

          (c) J.P. Morgan has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

          (d) The Company has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware.

          (e) The Preferred Securities have been duly authorized and, when the terms of the Designated Preferred Securities have been established by resolutions adopted by the Managing Members and such Designated Preferred Securities have been issued, delivered and paid for pursuant to this Agreement and the Pricing Agreement with respect to such Designated Preferred Securities, such Designated Preferred Securities will be validly issued, fully paid and nonassessable limited liability company interests in the Company, as to which the members of the Company who hold such Designated Preferred Securities (the "Preferred Securityholders"), in their capacity as members of the Company, will have no liability solely by reason of being Preferred Securityholders in excess of their share of the Company's assets and undistributed profits (subject to any obligation of a Preferred Securityholder to repay any funds wrongfully distributed to it); and the Designated Preferred Securities will conform, in all material respects, to the descriptions thereof contained in the Prospectus as amended or supplemented with respect to such Designated Preferred Securities.

          (f) The Limited Liability Company Agreement of the Company ("LLC Agreement"), which is in substantially the form filed as an exhibit to the Registration Statement, constitutes a valid and legally binding agreement of the Company, enforceable against the Company by the members of the Company that hold Preferred Securities in accordance with its terms, subject to (i) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws now of hereafter in effect relating to or affecting creditors' rights generally, (ii) general principles of equity (regardless of whether considered in a proceeding at law or in equity) and (iii) applicable laws relating to fiduciary duties.

          (g) Each of the guarantee of certain obligations of the Company by J.P. Morgan for the benefit of the holders from time to time of the Preferred Securities (the "Guarantee Agreement") and the guarantee by J.P. Morgan of certain liabilities of the Company for the benefit of persons other than such holders (the "Expense Agreement"), each of which is substantially in the form filed as an exhibit to the Registration Statement, has been duly authorized, executed and delivered by J.P. Morgan and, in the case of the Expense Agreement, the Company and constitutes a valid and legally binding agreement of J.P. Morgan enforceable against J.P. Morgan in accordance with its terms, subject to (i) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (ii) general principles of equity (regardless of whether considered in a proceeding at law or in equity); and each of the Guarantee Agreement and the Expense Agreement conforms, in all material respects, to the description thereof contained in the Prospectus as amended or supplemented with respect to the Designated Preferred Securities.

          (h) The Senior Note has been duly authorized by Morgan Guaranty, and, when the Senior Note is issued, executed, authenticated, delivered and paid for, such Senior Note will be duly issued, executed and delivered and will constitute a valid and legally binding obligation of Morgan Guaranty enforceable against Morgan Guaranty in accordance with its terms, subject to (i) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and the rights of creditors of New York State chartered banks generally and (ii) general principles of equity (regardless of whether considered in a proceeding at law or in equity); and the Senior Note will conform, in all material respects, to the description thereof contained in the Prospectus as amended or supplemented with respect to such Designated Preferred Securities.

          (i) The issue and sale of the Designated Preferred Securities and the performance by the Company, J.P. Morgan and Morgan Guaranty of their respective obligations under this Agreement, any Pricing Agreement, the Senior Notes, the Guarantee Agreement, the Expense Agreement and each Over-Allotment Option (as defined in Section 3 hereof), if any, and the consummation of the transactions herein and therein contemplated will not result in any violation of (A) the provisions of the Certificate of Formation of the Company or the LLC Agreement, the Certificate of Incorporation or By-laws of J.P. Morgan or the Charter of Morgan Guaranty or (B) any statute of the United States or the State of New York or Delaware or any order, rule or regulation of any court or governmental agency or body of the United States or the State of New York or Delaware having jurisdiction over the Company, J.P. Morgan or Morgan Guaranty or any of their respective properties; provided, however, that, in the case of clause (B) of this paragraph 2(i), this representation and warranty shall not extend to such violations as would not have a material adverse effect on the financial condition of J.P. Morgan and its subsidiaries taken as a whole or would not have a material adverse effect on the issuance or sale of the Designated Preferred Securities; provided further that, insofar as this representation and warranty relates to the performance by the Company, J.P. Morgan or Morgan Guaranty of each of their respective obligations under this Agreement, the Pricing Agreement relating to the Designated Preferred Securities, the Designated Preferred Securities, the Senior Notes, the Guarantee Agreement and the Expense Agreement, such performance is subject to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and the rights of creditors of New York State chartered banks generally.


          3. Upon the execution of the Pricing Agreement applicable to any Designated Preferred Securities the several Underwriters propose to offer the Firm Designated Preferred Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

          The Company may specify in the Pricing Agreement applicable to any Designated Preferred Securities that the Company thereby grants to the Underwriters the right (an "Over-Allotment Option") to purchase at their election up to the number of Optional Designated Preferred Securities set forth in such Pricing Agreement, at the terms set forth in the paragraph above, for the sole purpose of covering over-allotments in the sale of the Firm Designated Preferred Securities. Any such election to purchase Optional Designated Preferred Securities may be exercised only by written notice from the Representatives to the Company and J.P. Morgan, given within a period specified in the Pricing Agreement, setting forth the aggregate number of Optional Designated Preferred Securities to be purchased and the date on which such Optional Designated Preferred Securities are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless the Representatives, J.P. Morgan and the Company otherwise agree in writing, earlier than or later than the respective number of business days after the date of such notice set forth in such Pricing Agreement.

          The number of Optional Designated Preferred Securities to be added to the number of Firm Designated Preferred Securities to be purchased by each Underwriter as set forth in Schedule I to the Pricing Agreement applicable to such Designated Preferred Securities shall be, in each case, the number of Optional Designated Preferred Securities which each of the Company and J.P. Morgan has been advised by the Representatives have been attributed to such Underwriter; provided that, if each of the Company and J.P. Morgan has not been so advised, the number of Optional Designated Preferred Securities to be so added shall be, in each case, that proportion of Optional Designated Preferred Securities which the number of Firm Designated Preferred

Securities to be purchased by such Underwriter under such Pricing Agreement bears to the aggregate number of Firm Designated Preferred Securities (rounded as the Representatives may determine to the nearest 100 securities). The total number of Designated Preferred Securities to be purchased by all the Underwriters pursuant to such Pricing Agreement shall be the aggregate number of Firm Designated Preferred Securities set forth in Schedule I to such Pricing Agreement plus the aggregate number of the Optional Designated Preferred Securities which the Underwriters elect to purchase.

          4. Unless otherwise specified in the applicable Pricing Agreement, global certificates for the Firm Designated Preferred Securities and Optional Designated Preferred Securities to be purchased by each Underwriter pursuant to such Pricing Agreement, registered in the name of "Cede & Co.", shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by certified or official bank check or checks, payable to the order of the Company or, if so requested by the Company, by wire transfer to a bank account specified by the Company and specified in Schedule II, in the funds specified in such Pricing Agreement. The place, time and date of delivery of and payment for Firm Designated Preferred Securities and Optional Designated Preferred Securities shall be as specified in such Pricing Agreement or at such other place, time and date as the Representatives, J.P. Morgan and the Company may agree upon in writing. Such time and date for delivery of Firm Designated Preferred Securities pursuant to the Pricing Agreement relating thereto is herein called the "First Time of Delivery", such time and date for delivery of Optional Designated Preferred Securities, if not the First Time of Delivery, is herein called the "Second Time of Delivery" and each such time and date is herein called the "Time of Delivery".

          5. Each of the Company and J.P. Morgan, jointly and severally, agrees with each of the Underwriters of any Designated Preferred Securities to furnish the Underwriters with copies of the Prospectus as amended or supplemented in such quantities as the Representatives may from time to time reasonably request and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Designated Preferred Securities and if at such time any event shall have occurred as a result of which the

Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus in order to comply with the Act or the Exchange Act, to notify the Representatives and to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of any amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; provided, however, that, in case any Underwriter is required under the Act to deliver a prospectus in connection with the offering or sale of the Designated Preferred Securities at any time more than nine months after the date of the Pricing Agreement relating to the Designated Preferred Securities, the costs of such preparation and furnishing such amended or supplemented Prospectus shall be borne by the Underwriters of such Designated Preferred Securities.

          6. The obligations of the Underwriters of any Designated Preferred Securities under the Pricing Agreement relating to such Designated Preferred Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of each of the Company and J.P. Morgan in or incorporated by reference in the Pricing Agreement relating to such Designated Preferred Securities are, at and as of the respective Time of Delivery for such Designated Preferred Securities, true and correct, the condition that each of the Company and J.P. Morgan shall have performed in all material respects all of its obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) No stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or, to the knowledge of the Company or J.P. Morgan, threatened by the Commission.

          (b) Cravath, Swaine & Moore, counsel for the Underwriters, shall have furnished to the Representatives such opinion or opinions, dated the respective Time of Delivery for such Designated Preferred
     Securities, with respect to the incorporation of J.P. Morgan and the Company, the Guarantee Agreement, the Expense Agreement, the Senior Notes, the Registration Statement, the Prospectus as amended or supplemented, the Investment Company Act of 1940, as amended, the validity of such Designated Preferred Securities and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

          (c) Margaret M. Foran, Vice President, Assistant General Counsel and Assistant Secretary of J.P. Morgan, shall have furnished to the Representatives such counsel's written opinion, dated the respective Time of Delivery for such Designated Preferred Securities, in form and substance satisfactory to the Representatives, to the effect that:

               (i) J.P. Morgan has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware;

               (ii) Morgan Guaranty has been duly incorporated and is validly existing as a chartered New York State trust company in good standing under the laws of the State of New York;

               (iii) this Agreement and the Pricing Agreement with respect to the Designated Preferred Securities have been duly authorized, executed and delivered by J.P. Morgan;

               (iv) each of the Guarantee Agreement and the Expense Agreement has been duly authorized, executed and delivered by J.P. Morgan and, in the case of the Expense Agreement, assuming the due authorization, execution and delivery thereof by the Company, constitutes a valid and legally binding agreement of J.P. Morgan enforceable in accordance with its terms, subject to
          (1) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and the rights of creditors of bank holding companies generally and (2) general principles of equity (regardless of whether considered in a proceeding at law or in equity);

               (v) the Senior Notes have been duly authorized by Morgan Guaranty, and, when the Senior Notes are issued, executed, authenticated, delivered and paid for, such Senior Notes will be duly issued, executed and delivered and will constitute valid and legally binding obligations of Morgan Guaranty enforceable against Morgan Guaranty in accordance with their terms, subject to (1) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors rights generally and the rights of creditors of New York State chartered banks generally and (2) general principles of equity (regardless of whether considered in a proceeding at law or in equity);

               (vi) the issue and sale of the Designated Preferred Securities being delivered at such Time of Delivery and the performance by each of J.P. Morgan and Morgan Guaranty of its respective obligations under the Senior Notes, the Guarantee Agreement, the Expense Agreement, this Agreement, and the Pricing Agreement with respect to the Designated Preferred Securities will not result in any violation of (A) the provisions of the Certificate of Incorporated or By-Laws of J.P. Morgan or the Charter of Morgan Guaranty or (B) any statute of the United States or the State of New York having jurisdiction over J.P. Morgan, Morgan Guaranty or any properties of either, except with respect to clause (B) of this Paragraph (vii)(2), such violations as would not have a material adverse effect on the financial condition of J.P. Morgan and its subsidiaries taken as a whole or would not have a material adverse effect on the issuance or sale of the Designated Preferred Securities (and except that for purposes of this paragraph (vii) such counsel need not express any opinion as to any violation of any fraudulent transfer laws or other antifraud laws or as to any violation of any federal or state securities laws or blue sky or banking laws; and except that insofar as performance by each of

          J.P. Morgan and Morgan Guaranty of its respective obligations under the Senior Notes, the Guarantee Agreement, the Expense Agreement, this Agreement and the Pricing Agreement relating to the Designated Preferred Securities is concerned, such counsel need not express any opinion as to bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and the rights of creditors of New York chartered banks generally);

               (vii) under the laws of the State of Delaware and under the Federal laws of the United States, no consent, approval, authorization, order, registration, filing or qualification of or with any court or governmental agency or body is required for the issue and sale of the Designated Preferred Securities being delivered at such Time of Delivery in accordance with this Agreement or the Pricing Agreement relating to the Designated Preferred Securities, except for such consents, approvals, authorizations, orders, registrations, filings or qualifications as have been obtained under the Act and such consents, approvals, authorizations, orders, registrations, filings or qualifications as may be required under state securities or Blue Sky laws of any such jurisdiction in connection with the purchase and sale and distribution of the Designated Preferred Securities by the Underwriters, and except those which, if not obtained, will not have a material adverse effect on the financial condition of J.P. Morgan and its subsidiaries taken as a whole.

          In rendering this opinion required by subsection (c) of this Section, Ms. Foran may state that she is admitted to the Bar of the State of New York and she does not expect any opinion as to the laws of any other jurisdiction other than the Federal laws of the United States of America. Ms. Foran may rely (A) to the extent specified in such opinion, upon the opinions of other counsel in good standing which counsel Ms. Foran believes to be reliable, provided that Ms. Foran shall state that she and you are justified in relying on such opinions and (B) as to matters of fact, upon certificates of officers and representatives of J.P. Morgan, Morgan Guaranty and of public officials, and may state that she has not verified independently the accuracy or completeness of information or documents furnished to her with respect to the Registration Statement or the Prospectus.

          (d) [Cravath, Swaine & Moore], special counsel for the Company and J.P. Morgan, shall have furnished to the Representative their written opinion, dated the respective Time of Delivery for such Designated Preferred Securities, in form and substance satisfactory to the Representatives, to the effect that:

               (i) the Company has been duly formed and is validly existing as a limited liability company in good standing under the laws of Delaware;

               (ii) the Designated Preferred Securities being delivered at such Time of Delivery have been duly authorized and validly issued and are fully paid and nonassessable limited liability company interests in the Company, as to which the Preferred Securityholders, in their capacity as members of the Company, will have no liability solely by reason of being Preferred Securityholders in excess of their share of the Company's assets and undistributed profits (subject to any obligation of a Preferred Securityholder to repay any funds wrongfully distributed to it); and the Preferred Securities conform, in all material respects, to the descriptions thereof contained in the Prospectus as amended or supplemented with respect to such Designated Preferred Securities;

               (iii) the Common Securities issued to the Managing Members have been duly authorized and are validly issued;

               (iv) the LLC Agreement constitutes a valid and legally binding agreement of the Company, enforceable against the Company by the members of the Company that hold Preferred Securities in accordance with its terms, subject to (1) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally, (2) general principles of equity (regardless of whether considered in a proceeding at law or in equity) and (3) applicable law relating to fiduciary duties;

               (v) this Agreement and the Pricing Agreement with respect to such Designated Preferred Securities have been duly executed and delivered by each of J.P. Morgan and the Company;

               (vi) each of the Guarantee Agreement and the Expense Agreement have been duly authorized, executed and delivered by J.P. Morgan and, in the case of the Expense Agreement, the Company and constitutes a valid and legally binding agreement of J.P. Morgan enforceable against J.P. Morgan in accordance with its terms, subject to (1) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other laws now or hereafter in effect relating to or affecting creditors' rights generally and the rights of creditors of bank holding companies generally and (2) general principles of equity (regardless of whether considered in a proceeding at law or in equity);

               (vii) the Senior Notes have been duly authorized by Morgan Guaranty, and, when the Senior Notes are issued, executed, authenticated, delivered and paid for, such Senior Notes will be duly issued, executed and delivered and will constitute valid and legally binding obligations of Morgan Guaranty enforceable against Morgan Guaranty in accordance with their terms, subject to (1) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and the rights of creditors of New York State chartered banks generally and (2) general principles of equity (regardless of whether considered in a proceeding at law or in equity);

               (viii) the issue and sale of the Designated Preferred Securities being delivered at such Time of Delivery and the performance by the Company of its obligations under this Agreement and the Pricing Agreement with respect to the Designated

          Preferred Securities will not result in any violation of (A) the provisions of the Certificate of Formation of the Company or the LLC Agreement or (B) any statute of Delaware or any order, rule or regulation known to such counsel of any court or governmental agency or body of Delaware having jurisdiction over the Company or any of its properties, except with respect to clause (B) of this Paragraph (viii)(2), such violations as would not have a material adverse effect on the financial condition of the Company or would not have a material adverse effect on the issuance or sale of the Designated Preferred Securities (and except that for purposes of this paragraph (viii) such counsel need not express any opinion as to any violation of any fraudulent transfer laws or other antifraud laws; and except that, insofar as performance by the Company of its obligation under this Agreement and the Pricing Agreement relating to the Designated Preferred Securities is concerned, such bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally);

               (ix) under the laws of Delaware, no consent, approval, authorization, order, registration, filing or qualification of or with any court or governmental agency or body is required for the issue and sale of the Designated Preferred Securities being delivered at such Time of Delivery in accordance with this Agreement or the Pricing Agreement relating to the Designated Preferred Securities being delivered at such Time of Delivery;

               (x) the Company is has obtained an exemption pursuant to
          Section 6(c) of the Investment Company Act of 1940, as amended, and such exemption is valid as of the date of such opinion;

               (xi) the statements contained in the Prospectus under the captions "Description of All Preferred Securities", "Description of the Guarantee", "Description of the Senior Notes", and "Plan of Distribution" and the corresponding sections in any prospectus supplement relating to the description of the Designated Preferred

          Securities or their distribution, insofar as such statements constitute summaries of certain provisions of the documents referred to therein, accurately summarize the material provisions of such documents required to be stated therein; and

               (xii) (1) such counsel is of the opinion that the Registration Statement, as amended, and the Prospectus, as amended or supplemented, as of the First Time of Delivery for the Designated Preferred Securities (other than the financial statements and related notes, information as to reserves, the financial statement schedules and the other financial data included therein or omitted therefrom, as to which such counsel need express no opinion), comply as to form in all material respects with the Act and the rules and regulations of the Commission thereunder, (2) nothing has come to the attention of such counsel that would cause such counsel to believe that the Registration Statement or the Prospectus, as amended or supplemented, as of the date of the Pricing Agreement with respect to the Designated Preferred Securities and the First Time of Delivery for the Designated Preferred Securities (other than the financial statements and related notes, information as to reserves, the financial statement schedules and the other financial data included therein or omitted therefrom, as to which such counsel need express no belief), contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          With respect to clause (xii) of subsection (d) of this Section, [Cravath, Swaine & Moore] may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified. In rendering the opinion required by subsection (d) of this Section, [Cravath, Swaine & Moore] may rely upon the accuracy of matters (A) involving the application of laws of any jurisdiction other than the United States or New York and, to the extent specified in such opinion, upon the opinions of other counsel reasonably satisfactory to you (including without limitation, as to matters of Delaware law, on the opinion of Richards, Layton & Finger, P.A.), and (B) of fact upon certificates of officers and representatives of the Company and J.P. Morgan and of public officials.

          (e) On the date of the Pricing Agreement for such Designated Preferred Securities and at the respective Time of Delivery for such Designated Preferred Securities, Price Waterhouse LLP shall have furnished to the Representatives a letter, dated the date of the Pricing Agreement and a letter dated the First Time of Delivery, respectively, to the effect set forth in Annex II hereto, and with respect to such letter dated such First Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives.

          (f) Since the respective dates as of which information is given in the Prospectus as amended or supplemented as of the date of the Pricing Agreement until the respective Time of Delivery of the Designated Preferred Securities there shall not have been any adverse change or a development involving a prospective material adverse change in the financial position, stockholders' equity or results of operations of J.P. Morgan and its subsidiaries considered as a whole, otherwise than as set forth or contemplated in such Prospectus as amended or supplemented, the effect of which, in any such case described above, is in the reasonable judgment of the Representatives, after consultation with the Company and J.P. Morgan, so material and adverse as to make it impracticable to proceed with the public offering or the delivery of the Designated Preferred Securities on the terms and in the manner contemplated in such Prospectus as amended or supplemented.

          (g) On or after the date of the Pricing Agreement relating to the Designated Preferred Securities until the respective Time of Delivery of the Designated Preferred Securities, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the [New York Stock Exchange]; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (iii) the outbreak or material escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any of the above such events, in the reasonable judgment of the Representatives, after consultation with the Company and J.P. Morgan, makes it impracticable to proceed with the public offering or the delivery of the Designated Preferred Securities on the terms and in the manner contemplated by the Prospectus as amended or supplemented.

          (h) J.P. Morgan shall have furnished or caused to be furnished to the Representatives at the respective Time of Delivery for the Designated Preferred Securities a certificate or certificates of the [CFO] or the Treasurer as to the accuracy of the representations and warranties of the Company and J.P. Morgan herein at and as of such Time of Delivery, as to the performance by the Company and J.P. Morgan of all of their obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (f) of this Section.

          8. (a) Each of the Company and J.P. Morgan, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) are caused by an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Preferred Securities, or any amendment or supplement thereto, or are caused by the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (i) in the case of the Registration Statement, not misleading, and (ii) in the case of any Prospectus, in light of the circumstances in which they were made, not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Company nor J.P. Morgan shall be liable in any such case to the extent that any such loss, claim, damage or liability is caused by an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Preferred Securities, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company or J.P. Morgan by any Underwriter of Designated Preferred Securities through the Representatives for inclusion therein; and provided further, that neither the Company nor J.P. Morgan shall be liable to any Underwriter under this subsection (a) with respect to any Preliminary Prospectus or any preliminary prospectus supplement to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact such Underwriter sold Designated Preferred Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference) in any case where such delivery is required by the Act if the Company or J.P. Morgan has previously furnished copies thereof to such Underwriter (or to the Representatives) and the loss, claim, damage or liability of such Underwriter results from an untrue or alleged untrue statement or omission or alleged omission of a material fact contained in the Preliminary Prospectus or any preliminary prospectus supplement which was corrected in the Prospectus (or the Prospectus as amended or supplemented).

          (b) Each Underwriter will indemnify and hold harmless the Company and J.P. Morgan against any losses, claims, damages or liabilities to which the Company or J.P. Morgan may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Preferred Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of any Prospectus, in light of the circumstances under which they were made, not misleading, in each case to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Preferred Securities, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company or J.P. Morgan by such Underwriter through the Representatives for inclusion therein; and will reimburse the Company and J.P. Morgan for any legal or other expenses reasonably incurred by the Company or J.P. Morgan in connection with investigating or defending any such action or claim as such expenses are incurred.

          (c) Promptly after receipt by an indemnified party under subsection (a) and (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. In no event shall any indemnifying party be liable for the fees and expenses of more than one counsel (in addition to local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. In no event shall an indemnifying party be liable with respect to any action or claim settled without its written consent. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and J.P. Morgan on the one hand and the Underwriters of the Designated Preferred Securities on the other from the offering of the Designated Preferred Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party is not entitled to receive the indemnification provided for in subsection (a) above because of the second proviso thereof or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and J.P. Morgan on the one hand and the Underwriters of the Designated Preferred Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and J.P. Morgan on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from such offering (before deducting expenses) received by the Company less the total underwriting compensation paid by J.P. Morgan bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and J.P. Morgan on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, including with respect to any Underwriter, the extent to which such losses, claims, damages or liabilities (or actions in respect thereof) with respect to any Preliminary Prospectus or any preliminary prospectus supplement result from the fact that the Underwriter sold Designated Preferred Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference), if the Company or J.P. Morgan have previously furnished copies thereof to such Underwriters. The Company, J.P. Morgan and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Preferred Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Designated Preferred Securities and not joint. No indemnifying party will be liable for contribution with respect to any action or claim settled without its written consent.

          (e) The obligations of the Company and J.P. Morgan under this
Section 8 shall be in addition to any
liability which the Company and J.P. Morgan may otherwise have and shall extend or not extend, as the case may be, upon the same terms and conditions, to each person, if any, who controls any Underwriting within the meaning of the Act; and the obligations of the Underwriters under this
Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend or not extend, as the case may be, upon the same terms and conditions, to each officer and director of J.P. Morgan and the Company and to each person, if any, who controls J.P. Morgan or the Company within the meaning of the Act.

          9. (a) If any Underwriter shall default in its obligation to purchase the Firm Designated Preferred Securities or Optional Designated Preferred Securities which it has agreed to purchase under the Pricing Agreement relating to such Preferred Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Preferred Securities on the terms contained herein. If within 36 hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Firm Designated Preferred Securities or Optional Designated Preferred Securities, as the case may be, then the Company and J.P. Morgan shall be entitled to a further period of 36 hours within which to procure another party or other parties reasonably satisfactory to the Representatives to purchase such Preferred Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company and J.P. Morgan that they have so arranged for the purchaser of such Preferred Securities, or the Company or J.P. Morgan notifies the Representatives that it has so arranged for the purchaser of such Preferred Securities, the Representatives, J.P. Morgan or the Company shall have the right to postpone the Time of Delivery for such Preferred Securities for a period of not more than seven days in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company and J.P. Morgan agree to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Preferred Securities.

          (b) If, after giving effect to any arrangement for the purchase of the Firm Designated Preferred Securities or Optional Designated Preferred Securities, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives, the Company or J.P. Morgan as provided in subsection (a) above, the aggregate amount of Designated Preferred Securities which remains unpurchased does not exceed one-tenth of the aggregate number of Firm Designated Preferred Securities or Optional Designated Preferred Securities, as the case may be, to be purchased at the respective Time of Delivery, then the Company and J.P. Morgan shall have the right to require each nondefaulting Underwriter to purchase the number of Firm Designated Preferred Securities or Optional Designated Firm Securities, as the case may be, which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Preferred Securities and, in addition, to require each nondefaulting Underwriter to purchase its pro rata share (based on the number of Firm Designated Preferred Securities or Optional Designated Preferred Securities, as the case may be, which such Underwriter agreed to purchase under such Pricing Agreement) of the Firm Designated Preferred Securities or the Optional Designated Preferred Securities, as the case may be, of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from any liability for its default.

          (c) If, after giving effect to any arrangement for the purchaser of the Firm Designated Preferred Securities or Optional Designated Preferred Securities, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives, J.P. Morgan or the Company as provided in subsection (a) above, the aggregate amount of Firm Designated Preferred Securities or the Optional Designated Preferred Securities, as the case may be, which remains unpurchased exceeds one-tenth of the aggregate number of Firm Designated Preferred Securities or Optional Designated Preferred Securities, as the case may be, to be purchased at the respective Time of Delivery, as referred to in subsection (b) above, or if the Company or J.P. Morgan shall not exercise the right described in subsection (b) above to require nondefaulting Underwriters to purchase Firm Designated Preferred Securities or Optional Designated Preferred Securities, as the case may be, of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Firm Designated Preferred Securities or Over-Allotment Option relating to such Optional Designated

Preferred Securities, as the case may be, shall thereupon terminate, without liability on the part of any nondefaulting Underwriter, J.P. Morgan or the Company, except for the expenses to be borne by the Company, J.P. Morgan and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from any liability for its default.

          10. The respective indemnities, agreements, representations, warranties and other statements of the Company and J.P. Morgan and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company or J.P. Morgan, or any officer or director or controlling person of the Company or J.P. Morgan, and shall survive delivery of and payment for the Designated Preferred Securities.

          11. In all dealings hereunder the Representatives of the Underwriters of Designated Preferred Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

          All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company or J.P. Morgan shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company and J.P. Morgan set forth in the Registration Statement; Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company and J.P. Morgan by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

          12. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and J.P. Morgan and, to the extent provided in Section 8 and Section 10 hereof, the officers and directors of the Company and J.P. Morgan and each person who controls the Company and J.P. Morgan or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Preferred Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

          13. Time shall be of the essence for each Pricing Agreement. As used herein, "business day" shall mean any day when the Commissioner's office in Washington, D.C., is open for business.

          14. This Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflict of law provisions thereof.

          15. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all of which counterparts together constitute one and the same agreement.


                                        Very truly yours,

                                        J.P. MORGAN INDEX FUNDING
                                        COMPANY, LLC,

                                        by J.P. MORGAN & CO.
                                        INCORPORATED, as Managing
                                        Member,

                                        by
                                          ---------------------------------
                                          Name:
                                          Title:

                                        J.P. MORGAN & CO.
                                        INCORPORATED,

                                        by
                                          --------------------------
                                          Name:
                                          Title:

                                                                    ANNEX I


                             PRICING AGREEMENT


[J.P. Morgan Securities Inc.]

 As Representatives
 of the several
 Underwriters named in Schedule I hereto,


                                                                     , 1996


Ladies and Gentlemen:

          J.P. Morgan Index Funding Company, LLC, a limited liability company formed under the laws of the State of Delaware (the "Company"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated , 1996 (the "Underwriting Agreement"), to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Preferred Securities specified in Schedule II hereto (the "Designated Preferred Securities" consisting of Firm Designated Preferred Securities and any Optional Designated Preferred Securities the Underwriters may elect to purchase) of ( )% [ ] Preferred Securities, Series [ ], of the Company, guaranteed by J.P. Morgan & Co. Incorporated, a Delaware corporation, to the extent set forth in the Prospectus and Registration Statement relating to the Preferred Securities. Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty that refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Preferred Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of each of the Underwriters of the Designated Preferred Securities pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth at the end of Schedule II hereto.

          An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Preferred Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

          Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, (a) the Company agrees to issue and to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the number of Firm Designated Preferred Securities set forth opposite the name of such Underwriter in
Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Designated Preferred Securities, as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company at the purchase price to the Underwriters set out in Schedule II hereto that portion of the number of Optional Designated Preferred Securities as to which such election shall have been exercised.

          The Company hereby grants to each of the Underwriters the right to purchase at their election up to the number of Optional Designated Preferred Securities set forth opposite the name of such Underwriter in
Schedule I hereto on the terms referred to in the paragraph above for the sole purpose of covering over-allotments in the sale of the Firm Designated Preferred Securities. Any such election to purchase Optional Designated Preferred Securities may be exercised by written notice from the Representatives to the Company and J.P. Morgan given within a period of calendar days after the date of this Pricing Agreement, setting forth the aggregate number of Optional Designated Preferred Securities to be purchased and the date on which such Optional Designated Preferred Securities are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery or, unless the Representatives, J.P. Morgan and the Company otherwise agree in writing, no earlier than two or later than 10 business days after the date of such notice.

          If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters, the Company and J.P. Morgan. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company and J.P. Morgan for examination upon request.


                                        J.P. MORGAN INDEX FUNDING
                                        COMPANY, LLC,

                                        by J.P. MORGAN & CO.
                                           INCORPORATED, as Managing
                                           Member,

                                           by
                                               --------------------------
                                               Name:
                                               Title:


                                        J.P. MORGAN & CO.
                                        INCORPORATED,

                                        by
                                           ------------------------------
                                           Name:
                                           Title:

Accepted as of the
date hereof:

[J.P. MORGAN SECURITIES INC.,]
On behalf of each
of the Underwriters,

  by
    ------------------------
    Name:
    Title:

                                                                 SCHEDULE I





                                                  Maximum Number
                        Number of Firm             of Optional
                          Designated               Designated
                          Preferred            Preferred Securities
                          Securities                  Which
     Underwriter        To Be Purchased          May Be Purchased
     -----------        ---------------        --------------------
[J.P. Morgan
Securities Inc.]


  Total . . . . . . .

                                                                SCHEDULE II




Title of Designated Preferred Securities: (       )% [             ]
Preferred Securities, Series    :


Date of Resolution Adopted by the Managing Members To Fix the Terms and Conditions of the Designated Preferred Securities:


                       , 199


Number of Designated Preferred Securities:


    Number of Firm Designated Preferred Securities:


    Maximum Number of Optional Designated Preferred
    Securities:


Initial Offering Price to Public:

    $        per security, plus accrued dividends, if any,
    from              , 199


Purchase Price by Underwriters (including the Optional Designated
Preferred Securities):

    $        per security, plus accrued dividends, if any,
    from              , 199


Underwriters' Compensation:

    $        per security


Specified Funds for Payment of Purchase Price and
Underwriters' Compensation:

    ((New York) Clearing House Funds)

    (Immediately Available Funds)

Dividend Rate:

          $ per annum


Dividend Payment Dates:

    (insert language from Prospectus and Prospectus
    Supplement)


Liquidation Preference:


Redemption and Exchange Provisions:

    (insert language from Prospectus and Prospectus
    Supplement)

(First) Time of Delivery:

                , 19

Closing Location:



Names and addresses of Representatives:

    Designated Representatives:


    Address for Notices, etc.:



(Other Terms) <F1>:


-------------------
   <F1>   A description of particular tax, accounting or other unusual features of the Designated Preferred Securities should be set forth, or referenced to an attached and accompanying description, if necessary, to ensure agreement as to the terms of the Designated Preferred Securities to be purchased and sold. Such a description might appropriately be in the form in which such features will be described in the Prospectus Supplement for the offering.

                                                                   ANNEX II



     Pursuant to Section 7(e) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

          (i) they are independent, certified public accountants with respect to J.P. Morgan and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

          (ii) in their opinion, the financial statements and any supplementary financial information and schedules audited by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related, published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements and selected financial data derived from audited financial statements of J.P. Morgan for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representative of the Underwriters (the "Representatives");

          (iii) the unaudited, selected financial information with respect to the consolidated results of operations and financial position of J.P. Morgan for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of J.P. Morgan's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited, consolidated financial statements for five such fiscal years which were included or incorporated by reference in J.P. Morgan's Annual Reports on Form 10-K for such fiscal years;

          (iv) on the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of J.P. Morgan and its subsidiaries, inspection of the minute books of J.P. Morgan and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of J.P. Morgan and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

               (a) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows including or incorporated by reference in J.P. Morgan's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations thereunder or, if no report has been issued by such accountants on the consolidated interim financial statements as set forth in (ii) above, based on a review under the applicable professional standards, that any material modifications should be made to such condensed consolidated financial statements for them to be in conformity with generally accepted accounting principles;

               (b) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in J.P. Morgan's Annual Report on Form 10-K for the most recent fiscal year; and

               (c) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause
          (a) above and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause
          (b) above were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in J.P. Morgan's Annual Report on Form 10-K for the most recent fiscal year.

          (v) in addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (iv) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of J.P. Morgan and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of or schedules prepared by J.P. Morgan and its subsidiaries and have found them to be in agreement; and

          (vi) if pro forma financial statements and other pro forma financial information (the "Pro Forma Disclosure") are required to be included in the Registration Statement, such letter shall further state that although they are unable to and do not express any opinion on such Pro Forma Disclosure or on the pro forma adjustments applied to the historical amounts included in that statement, for purposes of such letter they have:

               (a) read the Pro Forma Disclosure;

               (b) made inquiries of certain officials of J.P. Morgan who have responsibility for financial and accounting matters about the basis for their determination of the pro forma adjustments and whether the Pro Forma Disclosure above complies in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X; and

               (c) provided the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the Pro Forma Disclosure; and

     on the basis of such procedures, and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that the Pro Forma Disclosure included in the Registration Statement does not comply in form in all material respects with the applicable requirements of Rule 11-02 of Regulation S-X and that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of that statement.

     All references in this Annex II to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Pricing Agreement for purposes of such letter and to the Prospectus as amended or supplemented
(including the documents incorporated by reference therein) in relation to the applicable Designated Preferred Securities for purposes of the letter delivered at the Time of Delivery for such Designated Preferred Securities.